UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2024 (August 15, 2024)
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	NYSE Arca, Inc.
Series 60 Operating Partnership Units	OGCP	NYSE Arca, Inc.
Series 250 Operating Partnership Units	FISK	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in the Notification of Late Filing on Form 12b-25 filed by Empire State Realty Trust, Inc. ("ESRT") and Empire State Realty OP, L.P. ("ESROP" and together with ESRT, the “Registrants”) with the Securities and Exchange Commission (“SEC”) on August 12, 2024, each Registrant has determined that it is unable to file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 (the “Form 10-Q”) by the prescribed due date because subsequent to the filing of the Registrants’ Form 10-Ks for the period ended December 31, 2023, the filing of the Registrants’ Form 10-Qs for the quarterly period ended March 31, 2024 and the Registrants’ Q2 2024 earnings release and call, Ernst & Young LLP (“EY”), the Registrants’ independent registered public accounting firm, informed the Registrants that following EY’s internal post-audit quality review of its audit of the Registrants’ consolidated financial statements for the year ended December 31, 2023, EY had identified control deficiencies in the design of certain information technology general controls for the Registrants’ information systems and applications which were relevant to the preparation of consolidated financial statements as of December 31, 2023.

On August 15, 2024, ESRT received a notice (the “NYSE Notice”) from the New York Stock Exchange (“NYSE”) indicating that, as a result of not having timely filed the Form 10-Q with the SEC, ESRT is not in compliance with Section 802.01E of the NYSE Listed Company Manual (the “NYSE Listing Standard”), which requires timely filing of all required periodic financial reports with the SEC. On August 16, 2024, ESROP received a notice (the “NYSE Arca Notice” and together with the NYSE Notice, the “Notices”) from the NYSE Arca, Inc. (“NYSE Arca” and together with “NYSE,” the “Exchanges”) indicating that, as a result of not having timely filed the Form 10-Q with the SEC, ESROP is not in compliance with Rule 5.3-E(i)(1) of the NYSE Arca Listed Company Manual (the “NYSE Arca Listing Standard” and together with the NYSE Listing Standard, the “Listing Standards”), which requires timely filing of all required periodic financial reports with the SEC.

Each Notice indicates that the applicable Registrant can regain compliance with the applicable Listing Standard by filing such Registrant's Form 10-Q within six months of the Form 10-Q’s filing due date. If either Registrant fails to file the Form 10-Q by such date, such Registrant may submit a request for the applicable Exchange's consideration that allows such Registrant’s securities to trade for an additional six-month trading period. If such Exchange determines that an additional six-month trading period is not appropriate, suspension and delisting procedures will commence pursuant to Section 804.00 of the NYSE Listed Company Manual or Rule 5.5-E(m) of the NYSE Arca Listed Company Manual, as applicable. If the applicable Exchange determines that an additional trading period of up to six months is appropriate and the applicable Registrant fails to regain compliance by the end of that period, suspension and delisting procedures for such Registrant will generally commence.

While the Registrants can provide no assurances as to timing, each Registrant is working diligently with EY to complete the assessment of the impacts of EY’s findings described above and plans to file the Form 10-Q as soon as practicably possible to regain compliance with the Listing Standard.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 19, 2024
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: August 19, 2024	By:	/s/ Stephen V. Horn
	Name:	Stephen V. Horn
	Title:	Executive Vice President, Chief Financial Officer & Chief Accounting Officer

EMPIRE STATE REALTY OP, L.P. (Registrant) By: Empire State Realty Trust, Inc., as general partner

Date: August 19, 2024	By:	/s/ Stephen V. Horn
	Name:	Stephen V. Horn
	Title:	Executive Vice President, Chief Financial Officer & Chief Accounting Officer